EXHIBIT "A"
                            SECURED CONVERTIBLE NOTE




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NEITHER  THIS  NOTE  NOR  THE  SHARES OF ROCKY MOUNTAIN GAS, INC. ("RMG") COMMON
STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND IF RMG BECOMES A PUBLIC COMPANY, THE SHARES MAY NEITHER BE OFFERED, SOLD NOR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE HOLDER HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY
SATISFACTORY  TO  THE  MAKER  THAT  SUCH  REGISTRATION  IS  NOT  REQUIRED.


$3,000,000                                                         July 30, 2004

                            SECURED CONVERTIBLE NOTE


     FOR VALUE RECEIVED, U.S. Energy Corp. (the "Maker") a Wyoming corporation, having its principal place of business at 877 North 8th West, Riverton, Wyoming 82501, hereby promises to pay to the order of Geddes and Company ("Payee") an Arizona corporation, having its address at 2930 East Camelback Road, Suite 110, Phoenix, Arizona 85016, the sum of Three Million Dollars ($3,000,000), or such lesser amount which represents the actual principal amount borrowed in accordance with that certain Credit Agreement ( the "Credit Agreement") between Maker as Borrower and Payee as Lender of even date with this Note. This Secured Convertible Note (this "Note") is issued pursuant to the Credit Agreement. All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

     1.   Maturity.  The  amount  outstanding  under  this  Note will be due and
          --------
          payable at the address of Payee or such other place as Payee may designate on the earlier of: (a) August 1, 2006, or (b) the date upon which Maker's subsidiary, Rocky Mountain Gas, Inc., becomes a public company (the "Maturity Date"). No advances shall be made by Lender after the Maturity Date.

     2.   Payment  of  Interest.  Interest on the borrowed outstanding principal
          ---------------------
          balance under this Note shall be payable on the first business day following each quarter ending September, December, March and June, commencing October 1, 2004 and continuing until the entire principal amount of this Note is paid in full.

     3.   Interest  Rate.  The  outstanding principal balance of this Note shall
          --------------
          bear  interest  at  a  rate  per  annum  equal  to  Ten Percent (10%).


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     4.   Optional  Prepayment.
          --------------------

          A. Subject to paragraph B below, from and after the date hereof, Maker shall have the privilege at any time and from time to time of prepaying this Note in whole or in part (each, a "Prepayment"), provided that Maker shall send a notice (each, a "Prepayment Notice") to Payee at least five (5) days prior to the date of each such prepayment (each, a "Prepayment Date"). There shall be no premium or penalty in connection with any Prepayment. Each Prepayment shall be applied first against accrued interest, if any, and then against principal outstanding. Each Prepayment Notice shall set forth the Prepayment Date and the amount of the Prepayment, specifying the amount thereof being applied against accrued interest and the amount thereof being applied against principal. The amount of principal repaid by any Prepayment may not be re-borrowed.

          B. In the event that Maker sends a Prepayment Notice to Payee, Payee may elect prior to the Prepayment Date to convert into common stock of Rocky Mountain Gas, Inc. ("RMG Common Stock") pursuant to Section 5 hereof, all or part of the amount of principal to be repaid by the proposed Prepayment instead of receiving such prepayment.

     5.   Optional Conversion. At any time prior to repayment of all amounts due
          -------------------
          under the Note, all or any portion of the principal amount of the Note shall be convertible at the option of the Payee into fully paid and non-assessable shares of RMG Common Stock. The number of shares of RMG Common Stock that Payee shall be entitled to receive upon conversion shall be equal to the number attained by dividing the principal amount of the Note being converted by the Conversion Price. The "Conversion Price" shall be equal to the Exercise Price (as defined in the Warrant Agreement) as of the date of conversion.

          A. In order to exercise the conversion privilege, shall give written notice of conversion to Maker stating Payee's election to convert this Note or the portion thereof in a minimum of $100,000 increments specified in said notice. As promptly as practicable after receipt of the notice, Maker shall issue and shall deliver to Payee a certificate or certificates for the number of full shares of RMG Common Stock issuable upon the conversion of this Note or portion thereof registered in the name of Payee in accordance with the provisions of this Section 5.

          B. Each conversion shall be deemed to have been effected on the date the conversion notice shall have been received by Maker, as aforesaid, and Payee shall be deemed to have become on said date the holder of record of the shares of Common Stock issuable upon such conversion. No fractional shares of Common Stock shall be issued upon


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               conversion  of  this  Note. Any amounts so converted shall not be reborrowed.

     6.   Security.  As  security  for  the repayment of all liabilities arising
          --------
          under this Note, the Maker hereby grants to Payee a security interest in and a lien on all of the Collateral (as that term is defined in the Pledge and Security Agreement). Payee shall have all rights provided to a secured party under the Pledge and Security Agreement and under the Uniform Commercial Code of the State of Arizona. The Maker shall execute and deliver such documentation as Payee may reasonably request to evidence and perfect Payee's security interest granted in this
          Section  6.

     7.   Use  of Proceeds. Funds advanced under this Note shall be used for the
          ----------------
          Maker's and RMG's acquisition and development of natural gas properties and general corporate purposes consistent with the Maker's business and that of RMG.

     8.   Covenants.  Maker  covenants  and  agrees  that,  so  long  as  any
          ---------
          indebtedness is outstanding hereunder, it will comply with each of the following covenants (except in any case where Payee has specifically consented otherwise in writing):

          A.   Financial  Reporting. Maker shall furnish to Payee a copy of each
               --------------------
               financial report submitted on Form 10-K or 10-Q filed with the Securities and Exchange Commission within seven (7) days of such filing.

          B.   Notice  of  Event of Default. Maker shall furnish to Payee notice
               ----------------------------
               of the occurrence of any Event of Default (as defined herein) within five (5) days after it becomes known to an executive officer of Maker. -

          C.   Financial  Statements.  Maker  shall  furnish  to Payee quarterly
               ---------------------
               financial statements, including balance sheets and statements of income, for each of Maker and RMG, which statements shall be annually audited, as soon as practicable after they are prepared for internal use.

     9.   Event  of  Default.  For  purposes of this Note, the Maker shall be in
          ------------------
          default hereunder (and an "Event of Default" shall have occurred hereunder) if:

          A. Maker shall fail to pay when due any payment of principal, interest, fees, costs, expenses or any other sum payable to Payee hereunder or otherwise;

          B. Maker shall default in the performance of any other agreement or covenant contained herein (other than as provided in subparagraph A above), and such default shall continue uncured for twenty (20) days


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               after  notice  thereof to Maker given by Payee, or if an Event of
               Default  shall  occur  under  any  other  Loan  Document;

          C. Maker: becomes insolvent, bankrupt or generally fails to pay its debts as such debts become due; is adjudicated insolvent or bankrupt; admits in writing its inability to pay its debts; or shall suffer a custodian, receiver or trustee for it or substantially all of its property to be appointed and if appointed without its consent, not be discharged within thirty
               (30) days; makes an assignment for the benefit of creditors; or suffers proceedings under any law related to bankruptcy, insolvency, liquidation or the reorganization, readjustment or the release of debtors to be instituted against it and if contested by it not dismissed or stayed within ten (10) days; if proceedings under any law related to bankruptcy, insolvency, liquidation, or the reorganization, readjustment or the release of debtors is instituted or commenced by Maker; if any order for relief is entered relating to any of the foregoing proceedings; if Maker shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or if Maker shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing;

     10.  Consequences  of  Default.  Upon the occurrence of an Event of Default
          -------------------------
     and at any time thereafter, the entire unpaid principal balance of this Note, together with interest accrued thereon and with all other sums due or owed by Maker hereunder, shall become immediately due and payable. In addition, the principal balance and all past-due interest shall thereafter bear interest at the rate of 18% per annum until paid.

     11.  Remedies  not  Exclusive.  The  remedies  of  Payee provided herein or
          ------------------------
     otherwise available to Payee at law or in equity shall be cumulative and concurrent, and may be pursued singly, successively and together at the sole discretion of Payee, and may be exercised as often as occasion therefore shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release of the same.

     12.  Notice.  All  notices  required  to  be  given  to  any of the parties
          ------
     hereunder shall be in writing and shall he deemed to have been sufficiently given for all purposes when presented personally to such party or sent by certified or registered mail, return receipt requested, to such party at its address set forth below:


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If  to  the  Maker:     U.S. Energy Corp.
-------------------
                        877  North  8th  West
                        Riverton,  Wyoming  82501
                        Attn:  Scott  Lorimer
                        Fax:  307-857-3050

If  to  the  Payee:     Geddes  and  Company.
-------------------
                        2930  East  Camelback  Road,  Suite  110
                        Phoenix,  Arizona  85016
                        Attn:  F.  Michael  Geddes
                        Fax:  602-468-1793

     Such notice shall be deemed to be given when received if delivered personally or five (5) business days after the date mailed. Any notice mailed shall be sent by certified or registered mail. Any notice of any change in such address shall also be given in the manner set forth above. Whenever the giving of notice is required, the giving of such notice may be waived in writing by the party entitled to receive such notice.

     13.  Severability.  In the event that any provision of this Note is held to
          ------------
     be invalid, illegal or unenforceable in any respect or to any extent, such provision shall nevertheless remain valid, legal and enforceable in all such other respects and to such extent as may be permissible. Any such invalidity, illegality or unenforceability shall not affect any other provisions of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     14.  Successors  and  Assigns. This Note inures to the benefit of the Payee
          ------------------------
     and binds the Maker, and its respective successors and assigns, and the words "Payee" and "Maker" whenever occurring herein shall be deemed and construed to include such respective successors and assigns.

     15.  Entire  Agreement.  This  Note  embodies  the entire understanding and
          -----------------
     agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersedes all prior agreements, understandings and inducements, whether express or implied, oral and written.

     16.  Modification  of  Agreement. This Note may not be modified, altered or
          ---------------------------
     amended, except by an agreement in writing signed by both the Maker and the Payee.


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     17.  Governing  Law.  This  instrument  shall be construed according to and
          --------------
     governed  by  the  laws  of  the  State  of  Arizona.

     18.  Consent  to  Jurisdiction  and  Service  of Process. Maker irrevocably
          ---------------------------------------------------
     appoints each and every officer of Maker as its attorney upon whom may be served any notice, process or pleading in any action or proceeding against it arising out of or in connection with this Note; and Maker hereby consents that any action or proceeding against it be commenced and maintained in any court within the State of Arizona by service of process on any such, officer; and Maker agrees that the courts of the State of Arizona shall have jurisdiction with respect to the subject matter hereof and the person of Maker and the collateral securing Maker's obligations hereunder. Notwithstanding the foregoing, Payee, in its absolute discretion may also initiate proceedings in the courts of any other jurisdiction in which Maker may be found or in which any of its properties or any such collateral may be located.

     19.  Mandatory  Prepayments.  Maker shall apply, as Prepayments to the Loan
          ----------------------
     until paid in full, (a) all amounts received by Maker from settlement or enforcement of any judgment entered upon its claims against Nukem, Inc., and (b) all payments or proceeds received by Maker with respect to the disposition or sale of any of the Collateral (whether or not such sale or disposition is permitted by the terms of the Pledge and Security Agreement). Lender shall be required to make no further advances under this Note following a sale or disposition of any of the Collateral (whether or not such sale or disposition is permitted by the terms of the Pledge and Security Agreement).

     IN WITNESS WHEREOF, Maker has duly executed this Note as of the date first written above.


                                        MAKER

                                        U.S. ENERGY CORP.



                                        By:  /s/ Keith G. Larsen
                                           -------------------------------------
                                             Keith  G.  Larsen
                                             President


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